UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K filed by Yelp Inc. (the “Company”) with the U.S. Securities and Exchange Commission on March 6, 2017 (the “Original Report”) regarding its acquisition of Nowait, Inc. (“Nowait”). The sole purpose of this Amendment is to provide the financial statements, pro forma financial information and accountant’s report required by Item 9.01, which were excluded from the Original Report in accordance with provisions of that item and are filed as exhibits hereto. All other items in the Original Report remain the same.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Nowait as of and for the years ended December 31, 2016 and 2015 are filed as Exhibit 99.1 to this Amendment.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2016, giving effect to the acquisition of Nowait, are filed as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 28, 2017, by and among Yelp Inc., Nowait, Inc., Beagle Acquisition Corp. and Shareholder Representative Services LLC, as Stockholders’ Agent.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Nowait, Inc. Audited Financial Statements as of and for the years ended December 31, 2016 and 2015.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Yelp Inc. as of and for the year ended December 31, 2016.

*      Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017	YELP INC.

	By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 28, 2017, by and among Yelp Inc., Nowait, Inc., Beagle Acquisition Corp. and Shareholder Representative Services LLC, as Stockholders’ Agent.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Nowait, Inc. Audited Financial Statements as of and for the years ended December 31, 2016 and 2015.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Yelp Inc. as of and for the year ended December 31, 2016.

*      Previously filed.